SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2003

SINA Corporation

(Exact name of Registrant as specified in its charter)

Cayman Islands	000-30698	52-2236363
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Room 1802, United Plaza
1468 Nan Jing Road West
Shanghai 200040, China

(Address, including zip code, of Registrant’s principal executive offices)

(86-21) 6289 5678
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1	Press Release issued by SINA Corporation on October 27, 2003.

Item 12. Results of Operations and Financial Condition.

     The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On October 27, 2003, SINA Corporation issued a press release reporting its financial results for the three month period ended September 30, 2003 and a financial summary. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINA Corporation

Dated: October 27, 2003.	By:	/s/ Charles Chao

Charles Chao Chief Financial Officer (Principal Accounting and Financial Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release issued by SINA Corporation on October 27, 2003.